SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): October 21, 2005


                        SAFE TRANSPORTATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                       000-26631             59-3567558
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          429 Lennox Avenue, Suite 5C11
                              Miami Beach FL 33139
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  +44 7798 566679
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

Change of transfer agent

On October 12, 2005, Safe Transportation Systems, Inc, (the "Registrant") terminated the services of Interwest Transfer Company, Inc. as the Registrant's transfer agent and registrar for shares of its common stock. The Registrant has appointed Transfer Online, Inc. as its transfer agent and registrar. Effective October 21, 2005, Transfer Online, Inc. will provide all transfer agent and registrar services.

REVERSE SPLIT

On October 17, 2005, a majority of shareholders approved a 1 for 12 reverse split of the issued and outstanding shares to be effective on October 28, 2005.

Transfer Online, Inc
317 SW Alder Street
Portland, OREGON
97204


                            [Signature Page Follows]
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SAFE TRANSPORTATION SYSTEMS, INC.



                              BY: /s/ Timothy H. Meyrick
                                  -------------------------------------
                                  President

Date:  October 21, 2005